Note 9 - Income Taxes	6 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 9. Income Taxes

Deferred income taxes reflect the net tax effects of net operating loss and tax credit carryovers and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets are as follows (in thousands):

	June 30,
	2013	2012
Net operating loss carry-forwards	$51,005	$45,884
Research credits	2,868	2,236
Capitalized research and development expenses	—	27
Fixed asset depreciation	(71)	110
Stock compensation	936	469
Deferred revenue	806	305
Other	617	303
Total deferred tax assets	56,161	49,334
Valuation allowance	(56,161)	(49,334)
Net deferred tax assets	$—	$—

Realization of the deferred tax assets is dependent upon future taxable income, the amount and timing of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The net valuation allowance increased by approximately $6.8 million, $5.6 million and $1.5 million during fiscal years ended June 30, 2013, 2012 and 2011, respectively.

As of June 30, 2013, the Company had federal net operating loss carry-forwards and research credit carry-forwards of approximately $134.1 million and $1.4 million, respectively. The net operating loss carry-forwards begin to expire in the fiscal year 2019. The federal credits begin to expire in fiscal year 2021 if not utilized. Additionally, the Company’s state net operating loss carry-forwards of approximately $102.3 million begin to expire in the fiscal year 2017 and the Company has state research credit carry-forwards of $3.3 million. The California state credit carry-forwards have an unlimited carry-forward period and the State of Arizona credits begin to expire in fiscal year 2024.

As of June 30, 2012, the Company had federal net operating loss carry-forwards and research credit carry-forwards of approximately $121.4 million and $0.9 million, respectively. The net operating loss carry-forwards begin to expire in the fiscal year 2013. The federal credits begin to expire in fiscal year 2021 if not utilized. Additionally, the Company’s state net operating loss carry-forwards of approximately $89.3 million begin to expire in the fiscal year 2017 and the Company has state research credit carryforwards of $2.9 million. The California state credit carry-forwards have an unlimited carry-forward period and the State of Arizona credits begin to expire in fiscal year 2024.

Included in the valuation allowance balance as of June 30, 2013 and 2012, is $0.3 million, for both periods, related to the exercise of stock options which are not reflected as an expense for financial reporting purposes. Accordingly, any future reduction in the valuation allowance relating to this amount will be credited directly to equity and not reflected as an income tax benefit in the Statement of Operations.

The reconciliation of income tax benefits attributable to the net loss computed at the U.S. federal statutory rates to the income tax benefit recorded (in thousands):

	Fiscal Year Ended June 30,
	2013	2012	2011
Tax benefit at U.S. statutory rate	$(5,487)	$(4,648)	$(1,184)
Loss for which no tax benefit is currently recognizable	5,341	4,502	1,088
Stock based compensation	128	131	96
Other, net	18	15	—
	$—	$—	$—

Utilization of the net operating loss carry-forwards and credit carry-forwards may be subject to a substantial annual limitation due to the limitations set forth in Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, and similar state provisions. In the fiscal year ended June 30, 2010, the Company concluded a detailed analysis to determine whether an ownership change under Section 382 of the Internal Revenue Code had occurred. The effect of an ownership change would be the imposition of an annual limitation on the use of the net operating loss carry-forwards and credit carry-forwards attributable to periods before the change. Any subsequent ownership changes could further limit the use of net operating losses and credits. The Company concluded that approximately $4.9 million of federal net operating loss carry-forwards, $1.5 million of federal credit carry-forwards, $122,000 of California state credit carry-forwards and approximately $19.5 million of California state net operating loss carry-forwards are significantly limited to offset future income, if any. The reductions are reflected in the carry-forward amounts included above. However, the Company had issued additional shares in fiscal years 2013, 2012 and 2011, that may have triggered further limitations on the net operating loss carry-forwards and credit-forwards included in the deferred tax assets.

At June 30, 2013 and 2012, the Company had unrecognized tax benefits of $939,000 and $756,000, respectively, all of which would not currently affect the Company’s effective tax rate if recognized due to the Company’s deferred tax assets being fully offset by a valuation allowance. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

Amount
Balance at June 30, 2011	$687
Additions based on tax positions related to current year	81
Reductions for tax positions of prior year	(12)
Balance at June 30, 2012	756
Additions based on tax positions related to current year	183
Balance at June 30, 2013	$939

The Company would classify interest and penalties related to uncertain tax positions in income tax expense, if applicable. There was no interest expense or penalties related to unrecognized tax benefits recorded through June 30, 2013, 2012 and 2011. The tax years 1998 through 2013 remain open to examination by one or more major taxing jurisdictions to which the Company is subject.